UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: June 1, 2010


                             SUN RIVER ENERGY, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)

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

              Colorado                                  000-27485                               84-1491159
-------------------------------------             ----------------------             ---------------------------------
  (State or other jurisdiction of                   (Commission File                   (IRS Employer Identification
           incorporation)                                Number)                                 Number)

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                       1410 High Street, Denver, C) 80218
                       ----------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                  800-669-6511
                                  ------------
               Registrant's telephone number, including area code



          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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                            SECTION 7 - REGULATION FD

ITEM 7.01  REGULATION FD DISCLOSURE.

Press Release

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On June 4, 2010, the Sun River Energy, Inc. ("the Company") issued a press release. The text of the press release is attached herewith as Exhibit 99.1.

On June 7, 2010, the Company issued a press release. The text of the press release is attached herewith as Exhibit 99.2.

                            SECTION 8 - OTHER EVENTS

ITEM 8.01 - Other Events.

Appointment to Advisory Board

On June 1, 2010, the Board of Directors of the Company appointed Mr. Jason Dawkins to the Sun River Energy, Inc.'s Advisory Board. As part of the Appointment, Mr. Dawkins entered into Corporate Advisor Engagement Agreement with the Company ("Advisor Agreement"). The Advisor Agreement provides for Mr. Dawkins to provide the Company with professional guidance and advice regarding oil and gas Accounting, Financing, Sarbanes Oxley Compliance and SEC Compliance. As part of the Advisor Agreement, Mr. Dawkins is to be issued 20,000 shares of the Company's restricted common stock as a retainer for his services. The Advisor Agreement remains in effect until terminated by either the Company or Mr. Dawkins. Mr. Dawkins joined Yorkville Advisors, LLC in January 2010 as the Senior Vice President of Energy and is responsible for managing Yorkville's oil and gas portfolio investments. In the two years prior to joining Yorkville, Mr. Dawkins held the position of Chief Financial Officer of BlueCreek Energy, Inc., a private company in Denver, Colorado, from October 2007 to December 2009. Mr. Dawkins joined MDC Holdings (Richmond American Homes) in 2005 as a Director of Finance for the Colorado Homebuilding Division and was promoted to Vice President of Finance in 2006 to establish a homebuilding division in Tampa Bay, Florida. Mr. Dawkins began his career as an assurance manager with Arthur
Anderson and KPMG from 1999 through 2005. In addition to his professional experience, Mr. Dawkins has served on the board of the Juvenile Diabetes Research Foundation since September 2008. Mr. Dawkins graduated from Lehigh University in 1999 with a BSBA in Accounting and earned his CPA in 2001.

                                       1
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Services Agreement

On June 2, 2010, the Company entered into a Services Agreement with Thomasson Partner Associates, Inc. ("TPA.") The Services Agreement provides for TPA to provide geological, geophysical, geochemical exploration and other services in connection with the Company's oil and exploration projects.

In addition to cash compensation for services, the Services Agreement provides for the Company to rent an office space from TPA for $500 per month. The Company has agreed to pay TPA for $3,500 for back rent.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

         (d) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

     Exhibit No.        Description
     -----------        -----------

            10.1 Corporate Advisory Agreement, by and between Sun River Energy, Inc. and Mr. Dawkins, dated

            10.2 Consulting Agreement, by and between Sun River Energy, Inc. and Thomasson Partner

            99.1        Press Release, dated June 4, 2010*

            99.2        Press Release, dated June 7, 2010*
--------------------
*Filed herewith

                                       2

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                     SUN RIVER ENERGY, INC.


                                     By:      /s/Redgie Green
                                              ---------------
                                                 Redgie Green,
                                                 Chief Executive Officer


 Date:  June 7, 2010